SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 25-Sep-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Sep-02   a scheduled distribution was made from the Trust
     to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated     25-Sep-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated            25-Sep-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Sep-02

DISTRIBUTION SUMMARY

                         Beginning                Current Perio      Accrued
          Original Current Principa    Principal  Pass-Through      Interest
Class  Face Value           Amount   Distribution         Rate Distributed (1)
A-1  212,500,000   204,027,389     4,986,486      2.11500%     359,598
A-2  150,000,000   145,312,781     1,357,613      2.14000%     259,141
A-3  40,000,000    38,750,075      362,030        2.15000%     69,427
A-4  30,000,000    29,062,556      271,523        2.13000%     51,586
A-IO 262,743,750   253,420,327     0              6.19000%     1,493,315
M-1  32,250,000    32,250,000      0              2.69000%     72,294
M-2  24,500,000    24,500,000      0              3.31000%     67,579
B-1  20,500,000    20,500,000      0              4.11000%     70,213
B-2  5,250,000     5,250,000       0              4.56000%     19,950
X    515,000,050   501,810,405     0              2.13000%     0
R    50            0               0              1.81000%     0
Total515,000,050   499,652,802     6,977,651                   2,463,103


                      Certificate         Ending
     Realized Loss        Interest   Current Prin
         Principal      Shortfall         Amount
Class
  A-1           N/A0               199,040,903
  A-2           N/A0               143,955,168
  A-3           N/A0               38,388,045
  A-4           N/A0               28,791,034
 A-IO           N/A0               249,181,404
  M-1            0 0               32,250,000
  M-2            0 0               24,500,000
  B-1            0 0               20,500,000
  B-2            0 0               5,250,000
    X           N/A0               495,940,633
    R           N/A0               0
Total            0 0               492,675,151

AMOUNTS PER $1,000 UNIT
                                                      Interest        Ending
                              Prin            Int Carry-forward    Curr Prin
ClassCusip            Distribution   Distribution       Amount        Amount
A-1  22540V2E1     23.46581529     1.69222715     0.00000000   936.66307520
A-2  22540V2F8     9.05075213      1.72760753     0.00000000   959.70112327
A-3  22540V2G6     9.05075225      1.73568050     0.00000000   959.70112325
A-4  22540V2H4     9.05075200      1.71953467     0.00000000   959.70112333
A-IO 22540V2J0     0.00000000      5.68354246     0.00000000   948.38185110
M-1  22540V2L5     0.00000000      2.24166667     0.00000000   1000.00000000
M-2  22540V2M3     0.00000000      2.75833347     0.00000000   1000.00000000
B-1  22540V2N1     0.00000000      3.42500000     0.00000000   1000.00000000
B-2  22540V2P6     0.00000000      3.80000000     0.00000000   1000.00000000
X    22540V2Q4     0.00000000      0.00000000     0.00000000   962.99142624
R    22540V2K7     0.00000000      0.00000000     0.00000000   0.00000000

                                   GROUP 1        GROUP 2      TOTAL
(i)  Principal Distributions:
Beginning Balance (includes Subsequ245,762,375    256,048,030  501,810,405
     Scheduled Principal           159,823        172,549      332,371
     Prepayments (Includes Curtailm4,034,932      1,502,469    5,537,401
     Net Liquidation Proceeds      0              0            0
     Loan Purchase Prices          0              0            0
     Total Principal Remittance    4,194,755      1,675,017    5,869,772
     Net Realized Losses           0              0            0
Ending Balance                     241,567,620    254,373,012  495,940,633

(v),(Prefunding Account:
     Beginning Balance             0.00           0.00         0.00
     Subsequent Transfer           0.00           0.00         0.00
     Added to available certificate0.00           0.00         0.00
     Amount on Deposit in Prefundin0.00           0.00         0.00

     Aggregate Ending Collateral Ba241,567,620    254,373,012  495,940,633

(vi) Ending Overcollateralization Amount                           3,265,482

     Interest Distributions:
     Scheduled Interest  - Net of S1,703,902      1,710,422    3,414,324
     Capitalized Interest Account w0              0            0
     Less Relief Act Interest Short0              0            0
     Less Net Prepayment Interest S0              0            0
                                   1,703,902      1,710,422    3,414,324
(xxi)Capitalized Interest Account:
     Beginning Balance                                         (0)
     less: Capitalized Interest Requirement                    0
     less: Withdrawal of Overfunded Interest Amount & remaining0
     Ending Balance                                            (0)

(vii)Servicing Fee 102,401         106,687        209,088
Trustee Fee        614             640            1,255
FSA Premium        10,201          10,656         20,858
Credit Risk Manager3,584           3,734          7,318


(ix) Advances
                   GROUP 1         GROUP 2        TOTAL
Current Aggregate  1,445,147       1,433,109      2,878,256
Outstanding Aggrega1,797,979       1,779,319      3,577,297

(x), Delinquency Information
 (xii), (xv), (xxiii)
     30-59 days delinquent         60-89 days delinquent
     Count         Balance         Count          Balance
Group49            6,800,787       23             3,230,624
Group40            7,727,610       15             3,405,944
Total89            14,528,397      38             6,636,569
*The figures do not include foreclosures, bankruptcies, or REO properties.

     90 or more days delinquent
     Count         Balance
Group14            1,734,582
Group4             483,782
Total18            2,218,364
*The figures do not include foreclosures, bankruptcies, or REO properties.

     Outstanding Loans             Foreclosure
     Count         Balance         Count          Balance
Group1,835         241,567,620     6              1,018,623
Group1,385         254,373,012     14             3,305,735
Total3,220         495,940,633     20             4,324,358


     Bankruptcy                    REO
     Count         Balance         Count          Balance      Market Value
Group4             433,659         0              0            0
Group6             985,251         0              0            0
Total10            1,418,910       0              0            0


(xiiiNumber of Loans for which Prepayment Premiums30
     Amount of Prepayment Premiums                186,089

(xiv)Current Month Delinquency Rate (60+days)     2.94354%
     Rolling Three Month Delinquency Rate Average 2.10264%

(xvi)Number of Loans Repurchased                  0
     Principal Balance of Loans Repurchased       0

(xviiRealized Losses incurred during the related D0.00
     Cumulative Net Realized Losses since Startup 0.00

(xix)Weighted Average Term to Maturity of Mortgage349
(xxivWeighted Average Gross Coupon of Mortgage Loa8.66481%
     Weighted Average Net Coupon of Mortgage Loans8.14431%

(xx) Insured Payment on Class As                  0.00

(xxv)Senior Enhancement Percentage                16.87044%

(xxviNet Excess Spread                            2.69920%

(xxviDeposit to Basis Risk Reserve Fund           0
     Basis Risk Reserve Fund Balance              5,000


     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA